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                                                                    Exhibit 23.2


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 4 to the Registration Statement Nos. 333-64473 and 333-64473-01 of Great-West Life & Annuity Capital I and GWL&A Financial Inc. on Form S-3 of our report dated January 25, 1999, appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP

Denver, Colorado
April 23, 1999